16. COMMITMENTS	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
16. COMMITMENTS

Fortion Agreement

On December 8, 2014 we entered into an agreement with Fortion Holding B.V., a Netherlands limited liability corporation conducting its business under the trade name Credion.  Under the agreement with Credion, for the period January 1, 2015 through December 31, 2017, we are required to issue up to an additional 1,000,000 shares of our restricted common stock as follows:

For the year ended December 31,	Shares of Restricted Common Stock
2015	250,000
2016	500,000
2017	250,000
1,000,000

The number of shares to be issued for each of 2015, 2016 and 2017 will be based upon the number of monitoring start packages of EUR 300 times the number of companies purchasing those packages from us that have been introduced to us by Credion. The common shares are payable on December 31, 2015, 2016 and 2017.

Advisory Services

As of September 18, 2014, the Company entered into an Advisory Agreement with Capital Markets Group LLC to provide investor & public relations services for a 12 month period for approximately $5,000 per month. The Company has the option to cancel the contract after 5 months.

Rental Agreement

As of January 1, 2014, the Company entered into a new rental agreement for its corporate offices in the Netherlands. Rent payments totals $1,900 per month. The rental agreement has a term of two years. The annual commitment under this lease is approximately $20,000.